UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

VARONIS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36324	57-1222280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Brickell Avenue

Miami, Florida 33131

(Address of Principal Executive Offices) (Zip Code)

(877) 292-8767

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRNS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 15, 2026 (the “Signing Date”), Varonis Systems, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Proofpoint, Inc., a Delaware corporation (“Parent”), and Vail Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to and subject to the terms and conditions set forth in the Merger Agreement, at the Closing, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of funds advised by Thoma Bravo, L.P. (“Thoma Bravo”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Merger Agreement.

The Board of Directors of the Company (the “Company Board”) has unanimously (i) determined that the Merger Agreement, the Merger and the other transactions contemplated thereby are advisable, fair to and in the best interests of the Company and its stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and performance by the Company of its covenants and obligations contained therein and the consummation by the Company of the transactions contemplated thereby, (iii) approved and declared advisable the Merger Agreement and the other transactions contemplated thereby, including the Merger, (iv) directed that the adoption of the Merger Agreement be submitted to a vote at a meeting of the Company’s stockholders, and (v) resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement, including the Merger, in each case, on the terms and subject to the conditions of the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware.

If the Merger is consummated, the shares of common stock of the Company, par value $0.001 per share (the “Shares”), will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Merger is expected to close in the first half of 2027.

Effect on Capital Stock

At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding as of immediately prior to the Effective Time (other than any Dissenting Shares, Restricted Shares or Shares (i) held in the treasury of the Company, (ii) owned, directly or indirectly, by Parent or Merger Sub or (iii) owned, directly or indirectly, by any Subsidiary of the Company) will be converted automatically into the right to receive $49.75 in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards

•	Each outstanding Company Option, whether vested or unvested, will be canceled in exchange for a cash payment equal to the product of (i) the excess, if any, of the Merger Consideration over the per-Share exercise price of such Company Option and (ii) the number of Shares underlying such Company Option.

•	Each Company RSU that vests at the Effective Time in accordance with the terms of the applicable award agreement (the “Single-Trigger RSUs”) (including Company RSUs held by non-employee directors of the Company) will vest in full and be canceled in exchange for a cash payment equal to the product of the Merger Consideration and the number of Shares subject to such Single-Trigger RSU. Each outstanding Company RSU that is not a Single-Trigger RSU will, at the Effective Time, be canceled and converted into the right to receive a cash amount equal to the product of the Merger Consideration and the number of Shares subject to such Company RSU (each, a “Converted RSU”), which will vest on the same vesting schedule that applied to the corresponding Company RSU and, upon vesting, will be paid in cash or in equity of the surviving corporation or its parent, and will otherwise be subject to the same terms and conditions that applied to the corresponding Company RSU.

•	Each Company PSU that vests at the Effective Time in accordance with the terms of the applicable award agreement (the “Single-Trigger PSUs”) will vest and be canceled in exchange for a cash payment equal to the product of the Merger Consideration and the number of Shares subject to such Single-Trigger PSU, determined based on the applicable level of performance. Each outstanding Company PSU will, at the Effective Time, be canceled and converted into the right to receive a cash payment equal to the product of the Merger Consideration and the number of Shares to which the holder of such Company PSU would be entitled upon settlement thereof, determined assuming (x) performance in respect of the 2024 and 2025 performance years is achieved based on actual performance, (y) performance in respect of the 2026 performance year is achieved at target or maximum performance, as applicable and (z) performance in respect of the 2027 and 2028 performance years is achieved based on actual performance (each, a “Converted PSU”), which will vest on the same time-based vesting schedule that applied to the corresponding Company PSU and, upon vesting, will be paid in cash or in equity of the surviving corporation or its parent, and will otherwise be subject to the same terms and conditions (other than terms related to performance) that applied to the corresponding Company PSU.

Conditions to the Merger

Consummation of the Merger is subject to certain customary conditions set forth in the Merger Agreement, including, but not limited to (i) approval by the holders of at least a majority in voting power of the outstanding Shares entitled to vote thereon, (ii) the absence of any Governmental Entity issuing any order or other legal restraint that makes consummation of the Merger illegal or otherwise prohibited, (iii) (x) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (y) the clearance or approval under certain specified foreign regulatory laws and (iv) the absence of any Material Adverse Effect since the date of the Merger Agreement. The obligation of each party to the Merger Agreement to consummate the Merger is also conditioned upon certain unilateral closing conditions, including the other party’s representations and warranties being true and correct (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. The obligations of Parent and Merger Sub to consummate the Merger are not subject to any financing condition.

Termination and Fees

The Merger Agreement contains certain termination rights for the Company, on the one hand, and Parent, on the other hand, including that, subject to certain limitations, the Company or Parent may terminate the Merger Agreement (i) if the Merger is not consummated by 11:59 p.m. New York Time, on July 15, 2027 (the “Termination Date”), subject to a three month extension to obtain required regulatory approvals, (ii) if any order prohibiting the Merger has become final and non-appealable, (iii) if the Company Stockholder Approval is not obtained at the Company Stockholders Meeting or (iv) subject to certain conditions and, in each case, prior to the receipt of the Company Stockholder Approval, (x) by Parent if the Company Board adversely changes its recommendation in favor of the Merger or (y) by the Company if the Company wishes to terminate the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal. The Company and Parent may also terminate the Merger Agreement by mutual written consent.

The Company is required to pay Parent a termination fee of $211,700,000 in cash on termination of the Merger Agreement under specified circumstances, including, among others, termination by Parent in the event that the Company Board adversely changes its recommendation in favor of the Merger or termination by the Company to enter into an agreement providing for a Superior Proposal. The Merger Agreement also provides that a reverse termination fee of $423,300,000 will be payable by Parent to the Company under specified circumstances, including, among others, if (i) Parent fails to consummate the Merger following satisfaction or waiver of certain closing conditions and the Company’s irrevocable confirmation that it is ready, willing and able to consummate the closing or (ii) the Company terminates the Merger Agreement due to Parent’s breach of its obligations under the Merger Agreement, which breach gives rise to a failure of certain conditions to the Merger and Parent fails to cure such breach.

The Merger Agreement also provides that, in certain circumstances, the parties are entitled to specific performance of the other party’s obligations under the Merger Agreement, including the Company’s right, subject to the satisfaction of certain conditions (including that the Debt Financing has been or will be funded at Closing), to cause Parent to enforce the Equity Commitment Letter and to consummate the Merger.

Financing Commitments

Parent has obtained equity financing and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses.

Funds managed by Thoma Bravo (collectively, the “Equity Commitment Parties”) have severally committed to aggregate equity contributions to Parent for the purpose of financing the Transactions on the terms and subject to the conditions set forth in the Equity Commitment Letter.

Certain financial institutions have severally committed to provide Parent with debt financing for the purpose of financing the Transactions on the terms set forth in the Debt Commitment Letter.

The obligations of the Equity Commitment Parties to provide equity financing under the Equity Commitment Letter and the lenders to provide debt financing under the Debt Commitment Letter are each subject to a number of customary conditions. The Company is a third-party beneficiary under certain provisions of the Equity Commitment Letter, pursuant to the terms thereof.

Representations, Warranties and Covenants

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants subject to customary exceptions (i) to conduct its business in the ordinary course of business in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain specified actions during that period, (iii) providing for customary “no-shop” restrictions under which the Company and its representatives are generally prohibited from soliciting Acquisition Proposals from third parties or providing information to or participating in any discussions, communications or negotiations with third parties regarding Acquisition Proposals and (iv) using commercially reasonable efforts to take all actions necessary, proper or advisable to consummate the Transactions.

Support Agreement

On October 15, 2026, in connection with the execution of the Merger Agreement, Parent entered into a Support Agreement (the “Support Agreement”) with the Company and Yaki Faitelson, Chief Executive Officer and President of the Company, in his capacity as a stockholder of the Company. Under the terms of the Support Agreement, Mr. Faitelson has agreed, among other things, to vote all of his Shares in favor of the adoption of the Merger Agreement and the Transactions.

As of the date hereof, Mr. Faitelson beneficially owned an aggregate of approximately 0.67% of the outstanding Shares. The Support Agreement will terminate upon certain circumstances, including upon the valid termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Support Agreement is not complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Effect on Convertible Senior Notes

The consummation of the Merger will constitute, among other things, a “Make-Whole Fundamental Change” and a “Corporate Event,” each as defined in the Indenture, dated as of September 10, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee, governing the Company's outstanding 1.00% Convertible Senior Notes due 2029.

Description of Merger Agreement Not Complete

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates therein, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties thereto in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties thereto that is or will be contained in, or incorporated by reference into, the Proxy Statement, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other documents that the parties will file with the Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries, affiliates or businesses. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2026, Mr. Faitelson entered into a term sheet with Parent, pursuant to which Mr. Faitelson will provide services as a non-executive officer for an 18-month period following the Closing.

Item 7.01. Regulation FD Disclosure.

On October 15, 2026, the Company and Parent issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the Transactions contemplated by the Merger Agreement and other information relating to the Transactions. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the Transactions and other information relating to the Transactions. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Those following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee, (v) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified employees and senior leaders as a result of such effects, (vi) risks that the Transactions disrupt current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transactions, (ix) unexpected costs, charges or expenses resulting from the Transactions, (x) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transactions, (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) uncertainty as to timing of completion of the Transactions, and (xiv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Transactions and Where to Find It

This Current Report on Form 8-K is being made in respect of the Transactions involving the Company, Parent, and Merger Sub. The Company expects to seek and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining stockholder approval of the Transactions. The Company may also file other relevant documents with the SEC regarding the Transactions. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Transactions and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTIONS. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the Transactions, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.varonis.com.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the Transactions. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 4, 2026, (ii) the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 17, 2026, under the headings “Information Regarding the Board of Directors and Corporate Governance”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Transactions with Related Persons”, (iii) in the supplemental information regarding the participants’ holdings of Company securities that can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on June 2, 2026 (available here) for Dov Gottlieb; on May 22, 2026 (available here) for Guy Melamed; on May 1, 2026 (available here) for Carlos Aued; on May 1, 2026 (available here) for Kevin Comolli; on May 1, 2026 (available here) for John J. Gavin, Jr.; on May 1, 2026 (available here) for Gili Iohan; on May 1, 2026 (available here) for Avrohom J. Kess; on May 1, 2026 (available here) for Ohad Korkus; on May 1, 2026 (available here) for Thomas Mendoza; on May 1, 2026 (available here) for Rachel Prishkolnik; on May 1, 2026 (available here) for Ofer Segev; and on May 1, 2026 (available here) for Fred van den Bosch, (iv) the Company’s Current Reports on Form 8-K, which were filed on April 28, 2026, June 2, 2026 and July 28, 2026, (v) the Company’s Quarterly Reports on Form 10-Q which were filed on April 29, 2026 and July 29, 2026, and (vi) in subsequently filed Statements of Change in Ownership on Form 4, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the Transactions when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://ir.varonis.com.

No Offer

No person has commenced soliciting proxies in connection with the Transactions referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of October 15, 2026, by and among Varonis Systems, Inc., Proofpoint, Inc. and Vail Merger Sub, Inc.
10.1*	Support Agreement, dated as of October 15, 2026, by and among the Company, Proofpoint, Inc. and Yakov Faitelson
99.1	Press Release issued by Proofpoint, Inc. and Varonis Systems, Inc., dated October 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules or exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K, as may be applicable. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARONIS SYSTEMS, INC.

Date: October 15, 2026	By:	/s/ Guy Melamed
	Name:	Guy Melamed
	Title:	Chief Financial Officer and Chief Operating Officer